UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Humana Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

On March 10, 2009, Humana Inc. (the “Company”) made the following communication available to the Company’s employees:

Highlights

•	You may have the right to vote on items being presented at our stockholders meeting

•	Annual stockholders meeting is scheduled for April 23, 2009

Exercise your voting privilege as a Humana stockholder

Humana associates who participate in our company’s Retirement and Savings (401[k]) Plan and have invested funds in the Humana Common Stock Fund have the right to vote on items being presented at this year’s annual stockholders’ meeting, scheduled for April 23, 2009. You may submit one vote for each share held in your Humana Common Stock account as of February 23, 2009.

What documents do you need to vote?

Every year, Humana produces a document - the proxy statement - that details all of the information the company’s stockholders need in order to make informed votes. The proxy becomes available to stockholders and the public after Humana files it with the federal Securities and Exchange Commission on Tuesday, March 10. In order to vote, you must also receive an official “voting card.”

When will you receive the proxy statement and voting card?

Starting March 10, all stockholders who have (recently or in prior years) successfully submitted electronic requests for a proxy statement and voting card will then receive - via the e-mail address you designated during the online-registration process - a proxy statement and voting card. (Please watch for e-mail from ID@ProxyVote.com.) If you did not sign up for electronic delivery of these materials, you’ll receive a “Notice and Access Card” in the mail at home regarding the material.

When can participants in the Humana Retirement and Savings Plan vote?

If you wish to vote, you may do so AFTER you receive your voting card. You then must vote BEFORE midnight on April 20, 2009, through Humana’s Retirement and Savings Plan Trustee - Charles Schwab with Broadridge acting as tabulator. If your voting instructions are received by 11:59 p.m. EDT on Monday, April 20, 2009, the Trustee will submit a proxy that reflects your instructions. If you do not give voting instructions (or give them late), the Trustee will vote your interest in the Humana Common Stock Fund in the same proportion as the shares attributed to the Humana Retirement and Savings Plan actually voted. Humana’s stockholders’ meeting will be held on April 23, 2009.

Whom do you contact for answers to your stockholder-voting-process questions?

If you have any questions, please contact Joan Lenahan via Lotus Notes (Joan O. Lenahan/Louisville/Humana).

On March 10, 2009, the Company distributed the following “Notice Regarding the Availability of Proxy Materials” to its shareholders as of the record date of February 23, 2009.
HUMANA INC.	Stockholder Meeting to be held on April 23, 2009
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement • Annual Report with Form 10-K
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

ATTN: JOAN LENAHAN

500 W. MAIN ST., 27TH FLOOR

LOUISVILLE, KY 40202

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 9, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual April 23, 2009 10:00 A.M., EDT February 23, 2009

Meeting Location:
Humana Building
500 West Main Street
25th Floor Auditorium Louisville, KY 40202

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How To Vote
Vote In Person
There are no special requirements for meeting attendance in order to vote in person at the Meeting. At the Meeting, you will need to request a ballot to vote these shares.
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR the following proposals.

1.	The Election of Directors.

Nominees:

	1a)	David A. Jones, Jr.		1i) Marissa T. Peterson
	1b)	Frank A. D’Amelio		1j) W. Ann Reynolds, Ph.D.
	1c)	W. Roy Dunbar	2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
	1d)	Kurt J. Hilzinger
	1e)	Michael B. McCallister
	1f)	William J. McDonald
	1g)	William E. Mitchell
	1h)	James J. O’Brien

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